                                                                   Exhibit 10.12

                             TERM PROMISSORY NOTE

$551,512.00                                             Pinellas County, Florida
                                                                   March 8, 2001

--------------------------------------------------------------------------------

Borrower's Promise to Pay
-------------------------


     For value received, the undersigned, GO2 PHARMACY, INC., a Florida corporation, (the "Borrower") promises to pay to the order of FIRST COMMUNITY BANK OF AMERICA, a Florida banking corporation (the "Lender"), the principal sum of FIVE HUNDRED FIFTY-ONE THOUSAND FIVE HUNDRED TWELVE DOLLARS ($551,512.00), or so much thereof as has been advanced from time to time, together with interest on the principal balance remaining unpaid from time to time at the rate set forth below.

1. Term. The term of this Note is from the date of this Note through March 8,
   ----
2006 (the "Maturity Date").

2. Interest. The principal balance remaining unpaid from time to time shall bear
   --------
interest from the above date of this Note through and including the Maturity Date at a rate equal to 1/2% per annum over Prime Rate, adjusted daily. For the purpose of this Note, "Prime Rate" means the Prime Rate as quoted in the Wall Street Journal. Interest shall be calculated based on a 360 day year for actual days elapsed during the calculation period. The interest rate required by this
Note is the rate charged before any default described in Section 6(B) of this Note. After default, interest shall accrue at the highest contract rate of interest permitted to be charged under Florida law.

3. Payments.
   --------

   A. Monthly payments of interest only shall be due and payable and shall be paid commencing April 1, 2001, and on the same day each succeeding month thereafter until the Maturity Date.

   B. Monthly principal payments in the amount of $8,552.00 each shall be due and payable commencing April 1, 2001, and on the same day of each succeeding month thereafter. On the Maturity Date, the entire remaining principal indebtedness, plus all accrued and unpaid interest shall be due and payable in full.

     All payments shall be made to 6100 - 4/th/ Street North, St. Petersburg, FL 33703 or at such other place as may be designated in writing by the Lender.

4. Borrower's Right to Prepay. This Note may be prepaid at any time without
   --------------------------
penalty. Partial prepayments shall be applied in the inverse order such installments are due, applying first to the last principal installment payment due hereunder. Lender may require that any permitted partial prepayments: (A) be made on the date monthly installments are due, and (B) be in the amount of that part of one or more monthly installments are due, and (B) be in the amount of that part of one or more monthly installments which would be applicable to principal. Permitted partial prepayments shall not affect or vary the due date of any subsequent monthly installment or change the amount of such installments unless Lender shall otherwise agree in writing, and shall not affect or impair the right of Lender to pursue all remedies available to it hereunder or under any security or document which secures this indebtedness.

5. Interest Limitation. Interest payable under this Note or any other payment
   -------------------
which would be considered as interest or other charge for the use or loan of money shall never exceed the highest contract rate allowed by law applicable to this loan to be charged by Lender. If the interest or other charges collected or to be collected in connection with this loan exceed the permitted limits, then:
(A) any such interest or loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (B) any sums already collected from Borrower which exceeded permitted limits will be refunded. The Lender may choose to make this refund by reducing the principal owed under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment.

6. Borrower's Failure To Pay As Required.
   -------------------------------------

     (A) Late Charge for Overdue Payments. If the Lender has not received the
         --------------------------------
full amount of any monthly payment by the end of ten (10) calendar days after it is due, Borrower will pay a late charge to the Lender equal to 5% of the overdue payment of principal and/ or interest. The payment or collection of any such late charge shall not constitute a waiver of any other right or remedy available to the Lender.

     (B) Default. If Borrower fails to pay the full amount of each monthly
         -------
payment by the end of the ten (10) calendar days after it is due, Borrower will be in default.

     (C) Acceleration. If Borrower is in default, the Lender may require
         ------------
Borrower to pay immediately the full amount of principal which has not been paid and all the interest that Borrower owes on that amount without notice.

     (D) No Waiver By Lender. Even if, at a time when Borrower is in default,
         -------------------
the Lender does not require Borrower to pay immediately in full as described above, the Lender will still have the right to do so if Borrower is in default at a later time.

     (E) Payment of Lender's Costs and Expenses. If the Lender has required
         --------------------------------------
Borrower to pay immediately in full as described above, the Lender will have the right to be paid back by Borrower for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees whether suit be brought or not, and including such fees and costs in any garnishment, appellate, bankruptcy or post judgment proceedings.

7. Giving of Notice. Unless applicable law requires a different method, any
   ----------------
notice that must be given to Borrower under this Note will be given by mailing it by first class mail or by delivering it to Borrower at 6950 Bryan Dairy Road, Largo, FL 33777, or at a different address if Borrower gives the Lender prior written notice of a different address.

     Any notice that must be given to the Lender under this Note will be given by mailing it by first class mail to the Lender at the address stated in Section 3 above or at a different address if Borrower is given a notice of that different address.

8. Obligations of Persons Under This Note. If more than one person signs this
   --------------------------------------
Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety, or endorser of this Note is obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety, or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Lender may enforce its rights under this Note against each person individually or against all obligators together. This means that any one of them may be required to pay all of the amounts owed under this Note.

9. Waivers. Borrower and any other person who has obligations under this Note
   -------
waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Lender to give notice to other persons that amounts due have not been paid.

10. Set Off. The Borrower shall have no right of set off against the Lender
    -------
under this Note or under any instruments securing this Note or executed in connection with the loan evidenced hereby. The Lender, however, shall have the right, immediately and without further action by it, to set off against this Note all money owed by the Lender in any capacity to Borrower, whether or not due.

11. This Note Secured by Security Instruments. In addition to the protections
    -----------------------------------------
given to the Lender under this Note, a Loan and Security Agreement of even date herewith protects the Lender from possible losses which might result if Borrower does not keep the promises made in this Note. That Loan and Security Agreement describes how and under what conditions Borrower may be required to make immediate payment in full or in part of the amounts owed under this Note.

12. Litigation. Any litigation between the parties brought in connection with
    ----------
this Note or concerning the subject matter hereof prior to closing of the Loan shall only be brought in Pinellas County, Florida. In any such litigation, the prevailing party shall be entitled to an award of its reasonable attorneys' fees and costs. The Borrower further knowingly, voluntarily and intentionally, waive any right to trial by jury in respect of any litigation arising out of, under, or in connection with this Note, or the loan.

13. Business Purpose Loan. The Borrower acknowledges that the proceeds of the
    ---------------------
loan are to be used for business or commercial purposes only, and not for personal, family or household purposes.

14. Draws Against Principal. In the event the entire principal balance of this
    -----------------------
Note is not funded at the date hereof, during the period of ninety (90) days after the date hereof, and so long as the Borrower shall at no time be in default of the terms hereof, the Borrower shall have the right to draw against any unfunded principal in accordance with the terms of that certain Loan Agreement of even date. The loan evidenced by this Note is not a revolving line of credit, and once an amount of the principal has been funded, that amount shall not be available for refunding, even if the same has been fully repaid.

15. WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND
    --------------------
INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO MAKE THIS LOAN AND EXTENSIONS OF CREDIT TO BORROWER.

     IN WiTNESS WHEREOF, the undersigned has executed these presents as of the day and year first above written.

Witnesses:                           GO2 PHARMACY, INC.,
                                     a Florida corporation,


                                     By: /s/ Jugal K. Taneja
_______________________________         -------------------------------
Signature of Witness                    Jugal K. Taneja as its CHAIRMAN
                                        ---------------        --------
_______________________________
Print or type Name of Witness        ATTEST: /s/ Carol Dore-Falcone
                                            ---------------------------
_______________________________             Carol Dore-Falcone, as its Vice
Signature of Witness                        President/Chief Financial Officer

_______________________________
Print of type Name of Witness                      (CORPORATE SEAL)



No documentary taxes are due under Florida law in connection with the execution of this Note.

         This Modification Term Promissory Note modifies that certain
      Term Promissory Note dated March 8, 2001, in the original amount of $551,512.00, by modifying the amount of the monthly principal payments.

                       MODIFICATION TERM PROMISSORY NOTE

$551,512.00                                             Pinellas County, Florida
                                                                  March 29, 2001

--------------------------------------------------------------------------------

Borrower's Promise to Pay
-------------------------


     For value received, the undersigned, GO2 PHARMACY, INC., a Florida corporation, (the "Borrower") promises to pay to the order of FIRST COMMUNITY BANK OF AMERICA, a Florida banking corporation (the "Lender"), the principal sum of FiVE HUNDRED FIFTY-ONE THOUSAND FIVE HUNDRED TWELVE DOLLARS ($551,512.00), or so much thereof as has been advanced from time to time, together with interest on the principal balance remaining unpaid from time to time at the rate set forth below.

1. Term. The term of this Note is from the date of this Note through March 8,
   ----
2006 (the "Maturity Date").

2. Interest. The principal balance remaining unpaid from time to time shall bear
   --------
interest from the above date of this Note through and including the Maturity Date at a rate equal to 1/2% per annum over Prime Rate, adjusted daily. For the purpose of this Note, "Prime Rate" means the Prime Rate as quoted in the Wall Street Journal. Interest shall be calculated based on a 360 day year for actual days elapsed during the calculation period. The interest rate required by this
Note is the rate charged before any default described in Section 6(B) of this Note. After default, interest shall accrue at the highest contract rate of interest permitted to be charged under Florida law.

3. Payments.
   --------

   A. Monthly payments of interest only shall be due and payable and shall be paid commencing April 1, 2001, and on the same day each succeeding month thereafter until the Maturity Date.

   B. Monthly principal payments in the amount of $9,191.00 each shall be due and payable commencing April 1, 2001, and on the same day of each succeeding month thereafter. On the Maturity Date, the entire remaining principal indebtedness, plus all accrued and unpaid interest shall be due and payable in full.

     All payments shall be made to 6100 - 4/th/ Street North, St. Petersburg, FL 33703 or at such other place as may be designated in writing by the Lender.

4.   Borrower's Right to Prepay. This Note may be prepaid at any time without
     --------------------------
penalty. Partial prepayments shall be applied in the inverse order such installments are due, applying first to the last principal installment payment due hereunder. Lender may require that any permitted partial prepayments: (A) be made on the date monthly installments are due, and (B) be in the amount of that part of one or more monthly installments which would be applicable to principal. Permitted partial prepayments shall not affect or vary the due date of any subsequent monthly installment or change the amount of such installments unless Lender shall otherwise agree in writing, and shall not affect or impair the right of Lender to pursue all remedies available to it hereunder or under any security or document which secures this indebtedness.

5.   Interest Limitation. Interest payable under this Note or any other payment
     -------------------
which would be considered as interest or other charge for the use or loan of money shall never exceed the highest contract rate allowed by law applicable to this loan to be charged by Lender. If the interest or other charges collected or to be collected in connection with this loan exceed the permitted limits, then:
(A) any such interest or loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (B) any sums already collected from Borrower which exceeded permitted limits will be refunded. The Lender may choose to make this refund by reducing the principal owed under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment.

6.   Borrower's Failure To Pay As Required.
     -------------------------------------

          (A)  Late Charge for Overdue Payments. If the Lender has not received
               --------------------------------
the full amount of any monthly payment by the end of ten (10) calendar days after it is due, Borrower will pay a late charge to the Lender equal to 5% of the overdue payment of principal and or interest. The payment or collection of any such late charge shall not constitute a waiver of any other right or remedy available to the Lender.

          (B)  Default. If Borrower fails to pay the full amount of each monthly
               -------
payment by the end of the ten (10) calendar days after it is due, Borrower will be in default.

          (C)  Acceleration. If Borrower is in default, the Lender may require
               ------------
Borrower to pay immediately the full amount of principal which has not been paid and all the interest that Borrower owes on that amount without notice.

          (D)  No Waiver By Lender. Even if, at a time when Borrower is in
               -------------------
default, the Lender does not require Borrower to pay immediately in full as described above, the Lender will still have the right to do so if Borrower is in default at a later time.

          (E)  Payment of Lender's Costs and Expenses. If the Lender has
               --------------------------------------
required Borrower to pay immediately in full as described above, the Lender will have the right to be paid back by Borrower for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees whether suit be brought or not, and including such fees and costs in any garnishment, appellate, bankruptcy or post judgment proceedings.

7.   Giving of Notice. Unless applicable law requires a different method, any
     ----------------
notice that must be given to Borrower under this Note will be given by mailing it by first class mail or by delivering it to Borrower at 6950 Bryan Dairy Road, Largo, FL 33777, or at a different address if Borrower gives the Lender prior written notice of a different address.

     Any notice that must be given to the Lender under this Note will be given by mailing it by first class mail to the Lender at the address stated in Section 3 above or at a different address if Borrower is given a notice of that different address.

8.   Obligations of Persons Under This Note. If more than one person signs this
     --------------------------------------
Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety, or endorser of this Note is obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety, or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Lender may enforce its rights under this Note against each person individually or against all obligators together. This means that any one of them may be required to pay all of the amounts owed under this Note.

9.   Waivers. Borrower and any other person who has obligations under this Note
     -------
waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Lender to give notice to other persons that amounts due have not been paid.

10.  Set Off. The Borrower shall have no right of set off against the Lender
     -------
under this Note or under any instruments securing this Note or executed in connection with the loan evidenced hereby. The Lender, however, shall have the right, immediately and without further action by it, to set off against this Note all money owed by the Lender in any capacity to Borrower, whether or not due.

11.  This Note Secured by Security Instruments. In addition to the protections
     -----------------------------------------
given to the Lender under this Note, a Loan and Security Agreement of even date herewith protects the Lender from possible losses which might result if Borrower does not keep the promises made in this Note. That Loan and Security Agreement describes how and under what conditions Borrower may be required to make immediate payment in full or in part of the amounts owed under this Note.

12.  Litigation. Any litigation between the parties brought in connection with
     ----------
this Note or concerning the subject matter hereof prior to closing of the Loan shall only be brought in Pinellas County, Florida. In any such litigation, the prevailing party shall be entitled to an award of its reasonable attorneys' fees and costs. The Borrower further knowingly, voluntarily and intentionally, waive any right to trial by jury in respect of any litigation arising out of, under, or in connection with this Note, or the loan.

13.  Business Purpose Loan. The Borrower acknowledges that the proceeds of the
     ---------------------
loan are to be used for business or commercial purposes only, and not for personal, family or household purposes.

14.  Draws Against Principal. In the event the entire principal balance of this
     -----------------------
Note is not funded at the date hereof, during the period of ninety (90) days after the date hereof, and so long as the Borrower shall at no time be in default of the terms hereof, the Borrower shall have the right to draw against any unfunded principal in accordance with the terms of that certain Loan Agreement of even date. The loan evidenced by this Note is not a revolving line of credit, and once an amount of the principal has been funded, that amount shall not be available for refunding, even if the same has been fully repaid.

15.  WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND
     --------------------
INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO MAKE THIS LOAN AND EXTENSIONS OF CREDIT TO BORROWER.

     IN WiTNESS WHEREOF, the undersigned has executed these presents as of the day and year first above written.

Witnesses:                              GO2 PHARMACY, INC.,
                                        a Florida corporation,

                                        By: /s/ Jugal K. Taneja
-----------------------------------        -------------------------------------
Signature of Witness                    JUGAL K. TANEJA as its CHAIRMAN

-----------------------------------
Print or type Name of Witness           ATTEST:  /s/ Carol Dore-Falcone
                                               ---------------------------------
-----------------------------------            Carol Dore-Falcone, as its Vice
Signature of Witness                           President/Chief Financial Officer

-----------------------------------
Print of type Name of Witness                  (CORPORATE SEAL)



No documentary taxes are due under Florida law in connection with the execution of this Note.

                  FURTHER ASSURANCE AND COMPLIANCE AGREEMENT
                  ------------------------------------------

     For and in consideration of ten dollars ($10.00) and other good and valuable consideration, and the funding of that a revolving line of credit loan of even date in the amount of $650,000.00, and a term loan of even date in the amount of $551,512.00 (the "Loans") from FIRST COMMUNITY BANK OF AMERICA, a Florida banking corporation (the "Bank") to G02 PHARMACY, INC., a Florida corporation (the "Borrower"), the undersigned parties (the "Parties") agree to cooperate, adjust, initial, re-execute and redeliver any and all closing documents including, but not limited to, any notes, security agreements, loan agreements, assignments, affidavits and closing statements if deemed necessary or desirable in the sole discretion of Bank in order to consummate or complete the Loans from Bank to Borrower or to perfect Bank's lien or security interest. It is the intention of the Parties that all documentation for the Loans shall be an accurate reflection of Bank's requirements.

     The Parties agree and covenant to assure that the Loans and the documentation therefor will conform to Bank requirements. Bank is relying upon this Agreement and the covenants contained herein in closing this transaction and funding the Loans to Borrower.

     Bank shall have the right to bring suit to enforce the obligations incurred in connection with this Agreement, and in the event any suit is brought to enforce this Agreement, Bank shall be entitled to recover all costs and expenses incurred, including reasonable attorneys' fees at settlement trial and appeal.

     Dated this 8/th/ day of March 2001.


Witnesses:                         BORROWER

                                   G02 PHARMACY, INC., a Florida corporation

    /s/ Vicki Spears               By: /s/ Jugal K. Taneja
-------------------------------       ------------------------------------------
                                   JUGAL K. TANEJA, as its CHAIRMAN
                                   ---------------         --------
       Vicki Spears
-------------------------------    ATTEST: /s/ Carol Dore-Falcone
                                          --------------------------------------
                                          Carol Dore-Falcone, as its Vice
                                          President/Chief Financial Officer

                                              (CORPORATE SEAL)

                                   FIRST COMMUNITY BANK OF AMERICA, a
                                   Florida banking corporation

                                   By: /s/ Vicki Spears    SVP
_______________________________       ------------------------------------------
                                      Vicki Spears, as its Senior Vice President
_______________________________
                                      (CORPORATE SEAL)

                              SECURITY AGREEMENT
                              ------------------

          THIS SECURITY AGREEMENT is made, entered into and effective as of the 8 day of March, 2001, by and between FIRST COMMUNITY BANK OF AMERICA, a Florida banking corporation (the "Lender") and G02PHARMACY, INC., a Florida corporation (the "Borrower"), to secure the faithful performance of that certain Promissory Note of even date herewith, (hereinafter the "Note") in the amount of $551,512.00.

                             W I T N E S S E T H:

          In consideration of the extension of credit by Lender to Borrower pursuant to the Note and other documents made by Borrower in favor of Lender (the "Credit Documents") which are incorporated herein by this reference, and which extension of credit is in the direct interest and advantage of Borrower, Lender and Borrower agree as follows with respect to certain Collateral (as defined below).

                                   ARTICLE I

                               Security Interest
                               -----------------

          As security for the payment of the obligations and the performance of all obligations of Borrower to Lender under the Note, Borrower hereby grants a continuing, general lien upon and security interest and title in and to the assets set forth in Schedule "A" to this Agreement, same being incorporated herein by this reference (the "Collateral").

                                  ARTICLE II

                        Events of Default and Remedies
                        ------------------------------

          2.01. An Event of Default shall exist hereunder in the event that (i) Borrower fails to timely pay any amounts due under the Note; or (ii) Borrower fails to safeguard and maintain the Collateral. Upon the occurrence or existence of an Event or Default, or at any time thereafter, Lender shall have all of the rights and remedies described in this Agreement, at law or in equity, all of which rights shall be cumulative and nonexclusive of all other rights, powers and remedies available to Lender, and Lender may exercise any one, more or all of such remedies, in its sole discretion.

          2.02  Remedies. Lender shall have all of the rights and remedies of a
                --------
secured party provided by law including, without limitation, those provided under the Florida Commercial Code, as in effect on the date hereof, whether or not provided under applicable law at the time of exercise, and such rights and remedies under the Florida Commercial Code are incorporated herein and made a part of the contract between Borrower and Lender by this reference.

                                  ARTICLE III

                             Covenants of Borrower
                             ---------------------

          3.01. Insurance. Borrower shall maintain insurance with responsible
                ---------
insurance companies on the Collateral, in such amounts and against such risks as are acceptable to the Lender, but in any event to include loss, damage, windstorm, fire, theft, and extended coverage. Such insurance shall not be cancelable by Borrower without the prior written consent of Lender or by Borrower's insurer without at least thirty (30) days advance written notice to Lender.

          3.02.  Protection of Collateral. Borrower shall pay all taxes and
                 ------------------------
other charges against the Collateral, shall not use the Collateral illegally, and shall not suffer to exist any loss, theft, damage or destruction of the Collateral not fully covered by insurance, and shall suffer to exist no, lien, levy, seizure or attachment of the Collateral. Borrower shall diligently and in good faith use its best efforts to protect the value of the Collateral, to keep and maintain the Collateral in good operating condition, reasonable wear and tear excepted, and to make all necessary repairs and to prevent any action from being taken that would or could, in the exercise of reasonable business judgment, jeopardize or diminish the security afforded to Lender by the Collateral.

          3.03.  Inspection.  Borrower shall permit Lender or any persons
                 ----------
designated by Lender the right to call at any place of business of Borrower at any reasonable time and, without hindrance or delay, to inspect the Collateral.

          3.04   Location. The address of Borrower is 6950 Bryan Dairy Road,
                 --------
Largo, FL 33777. Said location is and shall at all times be the Borrower's principal place of business, unless otherwise agreed to in writing by Lender. Borrower also maintains a secondary place of business at 12393 Belcher Road, Largo, FL 33777. The Collateral shall be maintained at one or the other of the above locations, unless otherwise agreed to in writing by Lender.

          3.05   Lien Waivers. From time to time as requested by Lender,
                 ------------
Borrower shall obtain such waivers of lien, estoppel certificates or subordination agreements as Lender may reasonably request to insure the priority of its security interest in the Collateral.

          3.06   Priority. Borrower hereby represents that Lender has a security
                 --------
interest in the Collateral valid against all third parties and superior in priority to all third parties, and Borrower agrees to take all actions necessary to ensure that Lender maintains such superior priority in the Collateral.

          3.07.  Collateral. Borrower shall not sell or otherwise dispose of the
                 ----------
Collateral; shall not create, incur, assume or suffer to exist any mortgage, pledge, lien, charge, security interest or other encumbrance on the Collateral other than the security interest hereunder; or change the location of the Collateral, its records with respect hereto or its corporate or other fictitious name without giving Lender at least thirty (30) days prior written notice thereof and delivering to Lender financing statements or other documents as may be requested by Lender to maintain the perfection of its security interest in the Collateral.

          3.08   Further Assurances. Borrower shall do and execute all and such
                 ------------------
further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of the Credit Documents as Lender may require from time to time.

                                   ARTICLE IV

                               General Conditions

          4.01.  Rights of Third Parties. All conditions to the obligations
                 -----------------------
of Lender under the Credit Documents are imposed solely and exclusively for the benefit of Lender, no other person or entity shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will take any action, and no other person or entity shall, under any circumstance, be deemed to be a beneficiary of such conditions, any of which may be freely waived in whole or in part by Lender at any time in its sole discretion. Nothing in the Credit Documents or the acts of the parties hereto shall be construed to create an agency, partnership or joint venture between Borrower and Lender or to make Lender liable for debts or claims accruing against Borrower.

          4.02.  Notices. Any and all notices, elections, demands, requires
                 -------
and responses thereto permitted or required to be given here under shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt required, to the other party at the address of such other party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; and provided that no notice of change of address shall be effective until the date of receipt thereof. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response, to be given to Lender or Borrower, shall be addressed as follows:

          A.     As to Lender:
                 ------------

                 First Community Bank of America
                 Attention: Vicki Spears, Sr. Vice President
                 6100 - 4/th/ Street North
                 St. Petersburg, FL 33703


          B.     As to Borrower:
                 --------------

                 Go2 Pharmacy, Inc.
                 Attention: Jugal K. Taneja
                  Chairman of the Board
                 6950 Bryan Dairy Road
                 Largo, FL 33777


Borrower agrees that notice given at least five (5) days prior to any action taken by Lender pursuant to any of the Credit Documents shall constitute reasonable notice of any such action with respect to which Borrower is entitled to notice from Lender.

          4.03.  No Waiver; Remedies Cumulative. No delay, indulgence,
                 ------------------------------
departures, extension of time for payment, acceptance of a past due installment, failure to accelerate the Obligations by reason of an Event of Default, or any other act or omissions by Lender with respect to Borrower, and guarantor or any other person now or hereafter liable on any obligation under the Credit Documents shall release, discharge, modify, change or otherwise affect the original liability of Borrower hereunder, be construed as a novation or a reinstatement of any obligation, or as a waiver of any right of acceleration or the right of Lender to insist upon strict compliance with the terms of the Credit Documents, preclude Lender from exercising any right, privilege or power granted in any Credit Document or by law, or alter the security title, security interest or lien of any Credit Document. No right, power or remedy conferred upon or reserved to Lender by any of the Credit Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power or remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy given thereunder or now or hereafter existing.

          4.04   Waiver.  Borrower hereby waives and renounces for itself, its
                 ------
heirs, successors and assigns, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption and appraisement now provided or which may hereafter be provided by he Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Agreement and the collection of any of the obligations under the Credit Documents.

          4.05.  Miscellaneous. This Agreement shall inure to the benefit of and
                 -------------
be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, successors-in-title and assigns. If any provision or part thereof or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder thereof and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. All consents and approvals required or permitted by any party hereunder shall be in writing and this Agreement may not be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by he party against whom enforcement is sought. Time is of the essence of this Agreement. Whenever any payments, notice or performance hereunder is due on a Saturday, Sunday or a public holiday under the laws of the State of Florida (any other day being a "Business Day"), such payment, notice or performance may be made on the next succeeding Business Day and such extension of time shall be included in the computation of interest on the Obligations. This Agreement shall be interpreted, construed and enforced according to the laws of the State of Florida.

          IN WITNESS WHEREOF, Borrower and Lender each have executed this Security Agreement under seal of the date first above written.


                                 LENDER:

                                 FIRST COMMUNITY BANK OF AMERICA

                                 By: /s/ Vicki Spears
                                     -----------------------------------
                                         Vicki Spears, Sr Vice President

                                         (Corporate Seal)


                                 BORROWER:

                                 G02 PHARMACY, INC.

                                 By: /s/ Jugal K. Taneja
                                     -------------------------------------------
                                     Jugal K. Taneja as its
                                     ---------------
                                     CHAIRMAN
                                     -----------



                                 ATTEST: /s/ Carol Dore-Falcone
                                         ---------------------------------------
                                         CAROL DORE-FALCONE, as its
                                         Vice President/Chief Financial Officer

                                         (Corporate Seal)

                                 SCHEDULE "A"
                           DESCRIPTION OF COLLATERAL
                           -------------------------


     All furniture, furnishings, fixtures, and articles of personal property of every kind and nature whatsoever including removable or unremovable equipment and machinery, now or hereafter owned by the Debtor and located in, on, or used or intended to be used in connection with or with the operation of the business property of the Debtor, including all extensions, additions, improvements, betterments, renewals, accessions and/or replacements to any of the foregoing, and all of the personal property or fixtures subject to a conditional sales contract, chattel mortgage or similar lien or claim together with the benefit of any deposits or payments now or hereafter made by the Debtor or on its behalf.

     All of the right, title and interest of the Debtor in and to all unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter provided pursuant to the terms of security agreements, and all proceeds or sums payable for the loss of or damage to the foregoing property.

     The property affected by the financing statement is owned by Go2 Pharmacy, Inc., a Florida corporation, and is located at Debtor's premises at 6950 Bryan Dairy Road, Largo, Florida, or 12393 Belcher Road, #420, Largo, Florida. Also encumbered are all Debtor's rights as provided in the Security Agreement and the Loan Agreement executed simultaneously herewith. A foreclosure of the indebtedness (or a voluntary conveyance in lieu of foreclosure) shall include foreclosure and/or transfer of all of Debtor's right, title and interest in all of the foregoing.

Initials:__________

                           LOAN SETTLEMENT STATEMENT


CLOSING DATE:       March 8, 2001

LENDER:             FIRST COMMUNITY BANK OF AMERICA

BORROWER:           GO2PHARMACY, INC.

LOAN AMOUNTS:       Term Loan:                  $551,512.00
                    Line of Credit Loan:        $650,000.00

COLLATERAL:         Term Loan:                  Furniture, Fixtures and
                                                Equipment
                    Line of Credit Loan:        First Community Bank of America
                                                Certificate of Deposit No.
                                                30028430

--------------------------------------------------------------------------------

                      SETTLEMENT COSTS AND DISBURSEMENTS:

     ITEM                               RECIPIENT                        AMOUNT
     ----                               ---------                        ------

1.   Loan Commitment Fee                FCBOA
     Term Loan                                                           500.00
     Line of Credit Loan                                                 500.00

2.   Recording Fee                      Clerk of Circuit Court
       UCC-1 Financing Statement                                          10.50

3.   Filing Fee - UCC-1                 Secretary of State                28.00

4.   Lender's Attorneys Fees            Deeb & Brainard, P.A.          2,500.00
     Miscellaneous Costs                                                  75.00
     Additional UCC-3 Filing Fees                                        100.00

5.   Corporate Certificate of
     Good Standing                      Deeb & Brainard, P.A.             25.00

6.   UCC-11 Search                      Deeb & Brainard, P.A.             50.00

7.   Loan Payoff of CIT Group
     Principal:  $909,748.33
     Interest through 3/8/01 $2,506.92
     Clearance on payout $1,361.64
     Total                                                              913,377

8.   Loan Payoff of FCBOA
     Principal: $60,440.02
     Interest through 3/8/01 $47.19
     Total                                                            60,487.21

     TOTAL LOAN SETTLEMENT COSTS AND DISBURSEMENTS:                 $977,892.60
                                                                    -----------

THE UNDERSIGNED BORROWER ACKNOWLEDGE THE RECEIPT OF THIS LOAN SETTLEMENT STATEMENT, AGREE TO THE CORRECTNESS THEREOF AND AUTHORIZE AND RATIFY THE DISBURSEMENT OF THE FUNDS AS STATED ABOVE. BORROWER ACKNOWLEDGES THAT SOME OF THE ABOVE COSTS MAY BE ESTIMATES; EXCESS COSTS SHALL BE BILLED TO AND REIMBURSED BY BORROWER. BORROWER FURTHER ACKNOWLEDGES THAT THE LOAN PROCEEDS ARE FOR BUSINESS PURPOSES ONLY AND ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD USE.


                                       GO2PHARMACY, INC., a Florida corporation



                                       By: /s/ Jugal K. Taneja
                                          ------------------------------
                                          JUGAL K. TANEJA
                                          -------------------
                                          As its CHAIRMAN
                                                 ------------

                                       ATTEST: /s/ Carol Dore-Falcone
                                               -------------------------
                                               Carol Dore-Falcone
                                               As its Vice President/
                                               Chief Financial Officer

                                               (CORPORATE SEAL)

                 MARITIME/INTERNATIONAL WATERS CLOSING AFFIDAVIT



          BEFORE ME, the undersigned, a licensed captain of the "Key of The Sea" Personally appeared Vicki Spears, the Senior Vice President of FIRST COMMUNITY BANK OF AMERICA ("Bank") and _Jugal K. Taneja and Carol Dore-Falcone, the Chairman of the Board and Vice President/CFO of Go2Pharmacy, Inc., ("Borrower"), who, being by me first duly sworn, stated:



          1. On the date hereof, the Borrower executed a promissory note (the "Note") of even date herewith in the principal amount of $551,512.00, in favor of the Bank on the "Key Of The Sea" and 24 41 650, and 82 59 410 W.
                  ---------      -----------

          2. The Borrower personally delivered the Note to Bank, and Bank accepted the Note on the Key of the Sea date hereof on the 86 Proof at 24 41 650 /N/ and 82 59 410 W.
                           -------------     -----------

          Dated this 8/th/ day of MARCH, 2001.



                             Signature of Borrower's Officer

                             /s/ Jugal K. Taneja
                             -----------------------------------
                             Jugal K. Taneja, Chairman of the Board



                             /s/ Carol Dore-Falcone
                             ------------------------------------
                             Carol Dore-Falcone, V.P. and CFO


                             Signature of Bank's Officer or Agent


                             /s/ Vicki Spears
                             ------------------------------------
                             Vicki Spears

                             -------------------------------------
                             Senior Vice President



          Sworn to and subscribed before me this
          8/th/ day of March, 2001

           /s/ Bill Findeison
          --------------------------
          Licensed Vessel Captain

DEPT. OF TRANSP.. U.S. COAST GUARD, CG-2849 (REV.8-67)                  FILE NO.

SERIAL NUMBER                                                      ISSUE NUMBER
912273                                                                   1
                                                                    ___________
                           UNITED STATES COAST GUARD

                                  [GRAPHICS]

                                    LICENSE

                        TO U.S. MERCHANT MARINE OFFICER


This is to certify that  *** WILLIAM F FINDEISON ***
                       --------------------------------------------------------,
having been duly examined and found competent by the
undersigned, is licensed to serve as MASTER OF STEAM OR MOTOR
                                     ------------------------------------------
VESSELS NOT MORE THAN 50 GROSS REGISTERED TONS (DOMESTIC TONNAGE)
-------------------------------------------------------------------------------
UPON NEAR COASTAL WATERS.
-------------------------------------------------------------------------------

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
for the term of five years from this date.       This license expires on the
                                                 11th day of October, 2005

                           11TH                    OCTOBER    XX      2000
Given under my hand this -----------     day of ------------------,19----------.

                                           /S/ G.C. Hernandez
         MIAMI, FL                             G.C. HERNANDEZ, USCG, BY DIR

_________________________________       ________________________________________
                   Port                  Officer in Charge of Marine Inspection

                                    (SEAL)

                            WAIVER OF LANDLORD'S LIEN
                            -------------------------

        WAIVER dated this __ day of March, 2001, by YALE MOSK & CO.,("Landlord") in favor of FIRST COMMUNITY BANK OF AMERICA, ("Bank").

        WHEREAS, Landlord is the owner of the premises more particularly described as 12393 Belcher Road, #420, Largo, Florida, ("Premises"), and is the Landlord under a lease of such Premises with G02PHARMACY, INC., d/b/a INNOVATIVE HEALTH PRODUCTS, INC. ("Borrower"), as tenant and YALE MOSK & CO.

        WHEREAS, Borrower is indebted to Bank in connection with certain business financing secured by a first lien against Borrower's furniture, fixtures and equipment placed or kept from time to time at the Premises, ("Loan Transaction"), and Bank has required Borrower to obtain this waiver from Landlord as a condition of such financing.

        NOW THEREFORE, in consideration of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the Landlord does hereby agree to waive its Landlord's lien, both by Florida law and by contract, if any, against Borrower's furniture, fixtures and equipment place or kept in the premises from time to time in favor of Bank for as long as Bank's security interest thereon shall remain in effect. In the event Bank shall give Landlord written notice of a default by Borrower under the Loan Transaction, Landlord shall permit Bank reasonable access to the Premises in order for Bank to enforce any of its rights under any security instrument.

        This Waiver is intended only waive Landlord's lien so long as the Bank's security interest remains in effect, and at such time as such security interest expires or is terminated, Landlord's lien right shall thereafter be restored.

        IN WITNESS WHEREOF, Landlord has caused this Waiver to be executed the date and year first above written.

 /s/ David M. Neiman                              YALE MOSK & CO.
----------------------------
Witness Signature                                      /s/ Matt Mosk
                                                  By:---------------------------
 /s/ Carol Dore-Falcone                              Matt Mosk, as its President
----------------------------                         ---------         ---------
Witness Signature


[Notary acknowledgments on next page]

STATE OF FLORIDA)
COUNTY OF PINNELLAS)

          The foregoing was sworn to, subscribed and acknowledged before me, the undersigned authority by Matthew Mosk as President of YALE MOSK & CO., well
                         ------------    ---------
known to me personally, or who produced______________________ as identification on behalf of the corporation.
                                                     /s/ Gwendolyn G. Howard
                                                     --------------------------
                                                     Notary Public

          My Commission Expires:                     Gwendolyn G. Howard
                                                     --------------------------
                                                     Print or type name


                          [STAMP] Gwendolyn G Heward
                                  My Commission CC988408
                                  Expires December 17, 2004

                     AGREEMENT WAIVING RIGHT TO JURY TRIAL
                     -------------------------------------

         THIS AGREEMENT WAIVING RIGHT TO JURY TRIAL (this "Agreement") is made as of the 8 day of March, 2001, by and among FIRST COMMUNITY BANK OF AMERICA,
          -
a Florida banking corporation (the "Bank"), and GO2PHARMACY, INC., a Florida corporation (the "Borrower").

                                   RECITALS:

     A. On or about of even date herewith, the Bank and Borrower have entered into those certain loan documents (herein called, together with any and all amendments and modifications thereof, the "Loan Documents"), pursuant to which the Bank has agreed to make the Borrower a revolving line of credit loan in the original principal amount of $650,000.00, and a term loan in the original principal amount of $551,512.00 (collectively, the "Loans"), subject to the terms and conditions set forth in the Loan Documents.

     B. In connection with the Loans, Borrower has executed and delivered to the Bank certain Notes and that certain Loan Agreement, and one or more of the parties hereto have executed and delivered and/or accepted certain other Loan Documents. The capitalized terms set forth in the preceding sentence, and such other capitalized terms in this Agreement, to the extent not otherwise expressly defined herein, shall have the respective meanings ascribed thereto in the Loan Documents.

     C. The Bank and Borrower recognize that the Loans are relatively complex business transactions, that the Loan Documents are relatively lengthy and technical in nature and may be susceptible to misinterpretation if isolated provisions are the subject of review, and that in the event of any dispute as to the rights and obligations of the parties under the Loan Documents and otherwise with respect to the Loans, a judge, rather than a jury, would be the most efficient and best qualified trier of fact. Accordingly, the Bank and Borrower desire to waive their respective rights to jury trial with respect to any litigation or other legal proceeding based on any Loan Document, or arising out of, under or in connection with any Loan Document or the Loans.

                                  AGREEMENTS:

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises of the parties hereto, and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of such consideration being hereby mutually acknowledged, the Bank and Borrower hereby agree as follows:

     1. The foregoing recitals are true and correct and are hereby incorporated into this Agreement.

     2. The Bank and Borrower each knowingly, voluntarily, and intentionally waives any right it may have to a trial by jury, with respect to any litigation or legal proceedings based on, or arising out of the Notes, Loan Agreement, or other Loan Document, including any course of conduct, course of dealings, verbal or written statements, or actions or omissions of any party which in any way relates to the Loans. The parties hereto have specifically discussed and negotiated this waiver and understand the legal consequences of signing this Agreement.

     3. This waiver by Borrower is material inducement for the Bank's making of the Loan, and the Bank's waiver is a material inducement for Borrower's acceptance of the Loan and for Borrower's giving the Notes and Loan Documents.

     4. At a party's request, the other parties will join in asking the court in which suit is pending to try the case and decide all issues, including issues of fact, without a jury.

     5. Notwithstanding the narrower definition ascribed to the term "Loan" or "Loans" above, the term "Loan" or "Loans" as used in this Agreement will include, without limitation, any future advances, modifications, renewals, extensions, and refinancings of the loans described in the recitals.

     6. If for any reason the waivers set forth in paragraph 2 are declared or found by a court of competent jurisdiction to be invalid, illegal or unenforceable, and any litigation or other legal proceeding relating to or arising in connection with the Loans is in fact conducted before an impaneled jury, each party hereto agrees that it will not seek to have this Agreement or the existence thereof admitted into evidence with respect to such litigation or other legal proceeding. The parties hereto acknowledge that damages are an inadequate remedy for any breach of the covenant set forth in the preceding sentence and, therefore, such covenant shall be subject to enforcement by injunctive relief without the need to demonstrate the inadequacy of monetary damages.

     7. If any one or more of the provisions contained in this Agreement is declared or found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision or portion thereof shall be deemed stricken and severed and the remaining provisions thereof shall continue in full force and effect.

     8. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal and personal representatives, successors and assigns.

     9. The validity, meaning and effect of this Agreement shall be determined as provided by the law of the State of Florida applicable to agreements made and to be performed in the State of Florida.

     The parties hereto have executed this Agreement on or as of the date first above written.

BANK:                                 BORROWER:

FIRST COMMUNITY BANK OF AMERICA       GO2PHARMACY, INC.

By: /s/ Vicki Spears SVP              By: Jugal K. Taneja
    -----------------------------         -------------------------------
        VICKI SPEARS                      JUGAL K. TANEJA
                                          -------------------------------
        As its Senior Vice President      As its Chairman
                                                 ------------------------

                                      ATTEST: Carol Dore-Falcone
                                              ---------------------------
                                              CAROL DORE-FALCONE
                                              As its Vice President/
                                              Chief Financial Officer


        (CORPORATE SEAL)                  (CORPORATE SEAL)

                                       2